UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 16, 2015

CHANTICLEER HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35570	20-2932652
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

7621 Little Avenue, Suite 414, Charlotte, NC 28226

(Address of principal executive office) (zip code)

(Former address of principal executive offices) (zip code)

(704) 366-5122

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On November 16, 2015, Chanticleer Holdings, Inc., a Delaware corporation (“Chanticleer”) issued a press release announcing its 2015 third quarter results. Also on November 16, 2015, Chanticleer will be holding a conference call at 5:00 p.m. Eastern Time to discuss the results of its third quarter.

A copy of the press release and conference call presentation are filed as Exhibits 99.1 and 99.2 hereto, respectively.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release dated November 16, 2015.

99.2	Conference call presentation dated November 16, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 16, 2015

Chanticleer Holdings, Inc.

By:	/s/ Michael D. Pruitt
Michael D. Pruitt
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Manner of Filing

99.1	Press Release dated November 16, 2015	Filed Electronically

99.2	Conference call presentation dated November 16, 2015	Filed Electronically